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                                                                    EXHIBIT 99.1


NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT NOVEMBER  17, 2003

                                                             YEAR                                                       ANTICIPATED
                                                             BUILT /   WATER                                              CONTRACT
         RIG                        RIG DESIGN              REBUILT    DEPTH        LOCATION                 OPERATOR    EXPIRATION
         ---                        ----------              -------    -----        --------                 --------    ----------
U.S. GULF OF MEXICO (14)
------------------------
JACKUPS (3)
-----------
# Noble Eddie Paul         MLT Class 84-E.R.C. (T)         1976/1995  390'-IC      West Delta 90             Apache       11/2003

# Noble Tom Jobe           MLT Class 82-SD-C (T) (Z)         1982     250'-IC      South Timbarlier 161    ADTI/Arena     2/2004

Noble Carl Norberg         MLT Class 82-C (T)              1976/1996  250'-IC      MS - Signal shipyard     Shipyard


SEMISUBMERSIBLES (8)
--------------------
# Noble Paul Romano        Noble EVA 4000TM (T)            1981/1998   6,000'      Green Canyon 518         Anadarko      12/2003

Noble Jim Thompson         Noble EVA 4000TM (T)            1984/1999   6,000'      Mississippi Canyon 809     Shell       7/2004

Noble Amos Runner          Noble EVA 4000TM (T)            1982/1999   6,600'      Green Canyon 679        Kerr-McGee     8/2004

# Noble Max Smith          Noble EVA 4000TM (T)            1980/1999   6,000'      Ewing Bank 658            Stacked      1/2005

# Noble Homer Ferrington   F&G 9500 Enhanced Pacesetter(T) 1985/2000   6,000'      Green Canyon 243           Nexen       3/2005

Noble Clyde Boudreaux      F&G 9500 Enhanced Pacesetter    1987/1999  10,000'      MS - Signal shipyard     Shipyard

# Noble Lorris Bouzigard   IPF Pentagone (T)               1975/2003   4,000' **   Garden Banks 112          Stacked

Noble Therald Martin       IPF Pentagone (T)               1977/2003   4,000' **   MS - Signal shipyard     Shipyard



SUBMERSIBLES (3)
----------------
# Noble Joe Alford         Pace 85                         1982/1997   85'-C       South Pelto 17            Calpine     12/2003

# Noble Lester Pettus      Pace 85                         1982/1997   85'-C       Breton Sound 52           Century     12/2003

# Noble Fri Rodli          Transworld                      1979/1998   70'-C       West Cameron 29          Spinnaker     2/2004


                           DAYRATE
         RIG               ($000)                                           COMMENTS
         ---               ------                                           --------
U.S. GULF OF MEXICO (14)
------------------------
JACKUPS (3)
-----------
# Noble Eddie Paul          *       Next to Hunt Oil at $49-51 for +/- 60 days.

# Noble Tom Jobe           31-33    Completed work for ADTI/Unocal on 10/29/2003, then to ADTI/Arena at $31-33 for +/- 110 days.

Noble Carl Norberg                  Rig is in shipyard preparing for a 14-month contract in the Mediterranean Sea with ENI. Rig is scheduled to depart GOM +/- 12/01/2003. Contract to commence +/- 1/15/2004. Rig will be chartered to Crosco @ $29-30. Mobilization fee to be paid.

SEMISUBMERSIBLES (8)
--------------------
# Noble Paul Romano        84-86

Noble Jim Thompson        154-156

Noble Amos Runner         146-148

# Noble Max Smith                   Rig stacked on 11/5/03 following work for Anadarko at $84-86. LOI with Kerr-McGee for contract at $74-76 for one well, plus option well at mutually agreed rates, to commence +/- 12/1/2003.

# Noble Homer Ferrington   87-88    Completed work for the Pioneer/Mariner program on 11/9/03, which completed Mariner's obligation under its contract for the Noble Homer Ferrington. Rig then commenced a +/- 120-day contract for
                                    Nexen @ $87-88.

Noble Clyde Boudreaux               Previously disclosed lay-up plan for suspension of project currently being implemented. The hull is ready to install drilling equipment upon improvement in market conditions and commitment from an operator. BP will not utilize the unit on the Atlantis development project.

# Noble Lorris Bouzigard            LOI with Unocal for a 120-day contract at $37-39 to commence +/- 1/15/2004.

Noble Therald Martin                Rig scheduled to be available for service in early December 2003 with aluminum alloy riser.
                                    Engineering design and testing on the bolts used to connect aluminum alloy drilling riser joints completed and bolts delivered.



SUBMERSIBLES (3)
----------------
# Noble Joe Alford          22-23   Completed work for Forest Oil on 10/23/2003, then to Calpine at $22-23 for +/- 60 days.

# Noble Lester Pettus       21-23   Completed work for Hunt Oil on 10/26/2003, then to Century at $21-23 for one well, plus option well at mutually agreed rate.

# Noble Fri Rodli           20-22   Commenced contract with Spinnaker at $20-22 on 11/12/2003 for one well, plus option well at mutually agreed rate.

                                                             YEAR                                                       ANTICIPATED
                                                             BUILT /   WATER                                              CONTRACT
         RIG                        RIG DESIGN              REBUILT    DEPTH        LOCATION                 OPERATOR    EXPIRATION
         ---                        ----------              -------    -----        --------                 --------    ----------



INTERNATIONAL (43)
------------------
MEXICO JACKUPS (8)
------------------
Noble Lewis Dugger         Levingston Class 111-C (T)      1977/1997  300'-IC      Bay of Campeche            Pemex       7/2004

Noble Gene Rosser          Levingston Class 111-C (T)      1977/1996  300'-IC      Bay of Campeche            Pemex       4/2005

Noble Sam Noble            Levingston Class 111-C (T)        1982     300'-IC      Bay of Campeche            Pemex       10/2005

Noble John Sandifer        Levingston Class 111-C (T)      1975/1995  300'-IC      Bay of Campeche            Pemex       7/2005

Noble Johnnie Hoffman      BakMar BMC 300 IC (T) (Z)       1976/1993  300'-IC      Bay of Campeche            Pemex       7/2005

Noble Leonard Jones        MLT Class 53-E.R.C. (T)         1972/1998  390'-IC      Bay of Campeche            Pemex       5/2005

Noble Earl Frederickson    MLT Class 82-SD-C (T) (Z)       1979/1999  250'-IC      Bay of Campeche            Pemex       8/2006

Noble Bill Jennings        MLT Class 84-E.R.C. (T)         1975/1997  390'-IC      Bay of Campeche            Pemex       8/2005

BRAZIL JACKUP (1)
-----------------
Noble Dick Favor           BakMar BMC 150 IC (T)           1982/1993  150'-IC      Brazil                    Stacked

BRAZIL SEMISUBMERSIBLE (1)
--------------------------
Noble Paul Wolff           Noble EVA 4000TM (T)            1981/1998  8,900'-DP    Brazil                   Petrobras     5/2005

BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius         Gusto Engineering Pelican (T)   1981/1996  5,000'-DP    Brazil                   Petrobras     5/2005

Noble Muravlenko           Gusto Engineering Ice Class (T) 1982/1997  4,000'-DP    Brazil                   Petrobras     3/2004

Noble Roger Eason          Neddrill (T)                    1977/1997  6,000'-DP    Brazil                   Petrobras     12/2003

NORTH SEA JACKUPS (8)
---------------------
# Noble Al White           CFEM T-2005 C (T)               1982/1997  360'-IC      Netherlands            Wintershall     12/2003

Noble Byron Welliver       CFEM T-2005 C (T)                 1982     300'-IC      Denmark                  Maersk         8/2004

# Noble Kolskaya           Gusto Engineering (T)           1985/1997  330'-IC      Netherlands            Wintershall      3/2004

# Noble George Sauvageau   NAM (T)                           1981     250'-IC      United Kingdom            Shell         4/2004

# Noble Ronald Hoope       MSC/CJ46 (T)                      1982     250'-IC      United Kingdom           Venture       11/2003

Noble Piet van Ede         MSC/CJ46 (T)                      1982     250'-IC      Netherlands           Gaz de Franz     12/2003

Noble Lynda Bossler        MSC/CJ46 (T) (Z)                  1982     250'-IC      Netherlands                BP          12/2003

# Noble Julie Robertson    Baker Marine Europe Class (T)   1981/2000  390'-IC***   United Kingdom       ATP Oil and Gas   12/2003



                           DAYRATE
         RIG               ($000)                                           COMMENTS
         ---               ------                                           --------
INTERNATIONAL (43)
------------------
MEXICO JACKUPS (8)
------------------
Noble Lewis Dugger          56-58

Noble Gene Rosser           48-50

Noble Sam Noble             49-51

Noble John Sandifer         49-51

Noble Johnnie Hoffman       49-51

Noble Leonard Jones         48-50

Noble Earl Frederickson     39-40

Noble Bill Jennings         50-52

BRAZIL JACKUP (1)
-----------------
Noble Dick Favor                    Exploring opportunities in various international markets.

BRAZIL SEMISUBMERSIBLE (1)
--------------------------
Noble Paul Wolff            138-140

BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius          109-111

Noble Muravlenko             58-60

Noble Roger Eason            74-76

NORTH SEA JACKUPS (8)
---------------------
# Noble Al White             59-61  Option well at $53-55 for 90 days following current well.

Noble Byron Welliver         54-56

# Noble Kolskaya             59-60  Rate effective 10/01/2003. Final option well exercised at $61-62, expected to commence +/-
                                    1/2004 for +/- 70 days.

# Noble George Sauvageau     55-57  Rate at $66-67 from 8/9/2003 through 10/04/2003, then $$57-59 from 10/05/2003 through
                                    10/20/2003. Current rate of $55-57 based on market index rate through 1/2004. Rig moved to Shell
                                    - U.K. on 11/04/2003 for 25 to 60 days under existing contract and at same rate, then back to
                                    NAM in the Netherlands.

# Noble Ronald Hoope         54-56  Next to RWE-Dea for +/- 60 days at $47-49 (work originally planned for the Noble Julie
                                    Robertson).

Noble Piet van Ede           52-54  New rate effective 10/01/2003 for +/- 70 days.

Noble Lynda Bossler          67-69

# Noble Julie Robertson      51-53  Due to timing, the contract with RWE-Dea for +/- 60 days @ $47-49 has been transferred to the
                                    Noble Ronald Hoope.


                                                             YEAR                                                       ANTICIPATED
                                                             BUILT /   WATER                                              CONTRACT
         RIG                        RIG DESIGN              REBUILT    DEPTH        LOCATION                 OPERATOR    EXPIRATION
         ---                        ----------              -------    -----        --------                 --------    ----------


NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------
# Noble Ton van Langeveld  Offshore SCP III Mark 2 (T)     1979/2000  1,500'       United Kingdom         Kerr-McGee      1/2004

WEST AFRICA JACKUPS (6)
-----------------------
# Noble Tommy Craighead    F&G L-780 MOD II-IC (T)         1982/1990  300'-IC      Nigeria                 Shipyard

# Noble Percy Johns        F&G L-780 MOD II-IC (T)         1981/1995  300'-IC      Nigeria                 Shipyard

Noble Roy Butler           F&G L-780 MOD II-IC (T)         1982/1996  300'-IC****  Nigeria               ChevronTexaco    4/2004

Noble Ed Noble             MLT Class 82-SD-C (T)           1984/1990  250'-IC      Nigeria                  Stacked

# Noble Lloyd Noble        MLT Class 82-SD-C (T)           1983/1990  250'-IC      Nigeria               ChevronTexaco    1/2004

Noble Don Walker           BakMar BMC 150 IC (T)           1982/1992  150'-IC      Nigeria                  Stacked

ARABIAN GULF JACKUPS (11)
-------------------------
Noble Kenneth Delaney      F&G L-780 MOD II-IC (T)         1983/1998  300'-IC      UAE (Abu Dhabi)            NDC         5/2004

Noble George McLeod        F&G L-780 MOD II-IC (T)         1981/1995  300'-IC      UAE (Abu Dhabi)            NDC         6/2004

Noble Jimmy Puckett        F&G L-780 MOD II-IC (T)         1982/2002  300'-IC      Qatar                    Ras Gas       11/2004

Noble Crosco Panon         Levingston Class 111-C (T)      1976/2001  300'-IC      Qatar                     Total        10/2004

Noble Gus Androes          Levingston Class 111-C (T)      1982/1996  300'-IC      Qatar                    Maersk        12/2003

Noble Chuck Syring         MLT Class 82-C (T)              1976/1996  250'-IC      Qatar                      QP          8/2005

# Noble Charles Copeland   MLT Class 82-SD-C (T)           1979/2001  250'-IC      Qatar                    Stacked

# Noble Roy Rhodes         MLT 116-C (T)                     1979     300'-IC****  UAE (Dubai)                DPC         1/2004

Noble Charlie Yester       MLT 116-C (T)                     1979     300'-IC      UAE (Sharjah)            Stacked

Noble Dhabi II             Baker Marine-150 (T)              1982     150'-IC      UAE (Abu Dhabi)           ADOC         7/2004

Noble Gene House           Modec 300-C (T)                   1981     300'-IC      UAE (Sharjah)            Stacked

INDIA JACKUP (1)
----------------
Noble Ed Holt              Levingston Class 111-C (T)      1981/1994  300'-IC      India                     ONGC         4/2006


                           DAYRATE
         RIG               ($000)                                           COMMENTS
         ---               ------                                           --------


NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------
# Noble Ton van Langeveld    47-49  First and second option wells exercised at $47-49, so firm to 1/2004. Two options remain at same rate.

WEST AFRICA JACKUPS (6)
-----------------------
# Noble Tommy Craighead             Rig currently undergoing hull and quarters refurbishments. LOI with Addax for two-year contract to commence +/- 12/1/2003 @ $47-49.

# Noble Percy Johns                 Rig undergoing cantilever enhancement.

Noble Roy Butler             51-52

Noble Ed Noble

# Noble Lloyd Noble          44-46  Received extension through +/- 1/14/2004 at same rate.

Noble Don Walker

ARABIAN GULF JACKUPS (11)
-------------------------
Noble Kenneth Delaney       53-54

Noble George McLeod         53-54

Noble Jimmy Puckett         51-53

Noble Crosco Panon          44-46

Noble Gus Androes           47-49   LOI with Total for an eight-month contract to commence 1/2004 @ $53-55.

Noble Chuck Syring          51-52

# Noble Charles Copeland            LOI with Hyundai Heavy Ind. for accomodation mode contract at $20-22 for +/- 70 days to commence
                                    +/- 12/10/2003.

# Noble Roy Rhodes           40-42  Previous rate of $44-45 effective through 10/13/2003. Current rate of $40-42 effective
                                    10/14/2003 through the end of the contract. Variable rate tied to North Sea Standard Jackup rates.

Noble Charlie Yester                Rig undergoing refurbishment and preparing for a three-year contract with ONGC to commence +/-
                                    12/15/2003 @ $50-51.

Noble Dhabi II               31-32

Noble Gene House                    Rig undergoing refurbishment. Bid on several projects in the region with commencement dates from
                                    12/2003 through 2/2004.

INDIA JACKUP (1)
----------------
Noble Ed Holt                48-49

                                                             YEAR                                                       ANTICIPATED
                                                             BUILT /   WATER                                              CONTRACT
         RIG                        RIG DESIGN              REBUILT    DEPTH        LOCATION                 OPERATOR    EXPIRATION
         ---                        ----------              -------    -----        --------                 --------    ----------


FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard           F&G 9500 Enhanced Pacesetter      1986    10,000'        Dalian, China        Shipyard

Bingo 9000 - Rig 3         Trosvik Bingo 9000                1999    10,000'*****   Dalian, China        Shipyard

Bingo 9000 - Rig 4         Trosvik Bingo 9000                1999    10,000' *****  Dalian, China        Shipyard



                           DAYRATE
         RIG               ($000)                                           COMMENTS
         ---               ------                                           --------

FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard

Bingo 9000 - Rig 3                  Baredeck hull.

Bingo 9000 - Rig 4                  Baredeck hull.



(#) Denotes change from previous report.

(T) Denotes Top Drive.

(Z) Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Timing of aluminum alloy riser deployment is currently scheduled for early December 2003 for the Noble Therald Martin and during available time in 2004 for the Noble Lorris Bouzigard.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) Baredeck hull constructed as capable to operate in 10,000' of water.